Exhibit 10.9

Execution Version

FIRST AMENDMENT TO THE SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

FIRST AMENDMENT TO THE SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT (this “Amendment”), dated as of March 12, 2015, made by, inter alios, Mauser US Corporate, LLC (f/k/a CD&R Millennium US AcquiCo LLC) (the “U.S. Borrower”) and the Guarantors party hereto in favor of Credit Suisse AG, as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”) and administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Second Lien Credit Agreement, dated as of July 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, the U.S. Borrower, the Lenders, the Collateral Agent, and the other parties named therein.

W I T N E S S E T H :

WHEREAS, the U.S. Borrower, Intermediate Dutch Holdings, certain U.S. Subsidiaries of the Parent Borrower, the Collateral Agent and the Administrative Agent are parties to a Second Lien Guarantee and Collateral Agreement dated as of July 31, 2014 (the “Guarantee and Collateral Agreement”); and

WHEREAS, pursuant to Subsection 11.1(d) of the Credit Agreement, the U.S. Borrower and the Administrative Agent wish to amend the Guarantee and Collateral Agreement in order to cure an ambiguity, mistake, omission, defect or inconsistency, as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Guarantee and Collateral Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1) The definitions of “Bank Products Provider”, “Hedging Provider” and “Management Credit Provider” in Subsection 1.1(b) of the Guarantee and Collateral Agreement are each hereby amended by replacing each occurrence of the word “Grantor” with the words “Loan Party” in all locations in such definitions.

(2) Section 8.4 of the Guarantee and Collateral Agreement is hereby amended by deleting the text “Grantor” immediately following the text “of the relevant” and replacing it with the text “Loan Party”.

SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the U.S. Borrower and the Administrative Agent (in its capacity as Administrative Agent and Collateral Agent) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent’s counsel, Milbank, Tweed, Hadley & McCloy LLP.

SECTION THREE - Reference to and Effect on the Guarantee and Collateral Agreement. On and after the effectiveness of this Amendment, each reference in the Guarantee and Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee and Collateral Agreement, and each reference in the other Loan Documents to “the Guarantee and Collateral Agreement”, “thereunder”, “thereof” or words of like import referring to the Guarantee and Collateral Agreement, shall mean and be a reference to the Guarantee and Collateral Agreement, as amended by this Amendment. The Guarantee and Collateral Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Amendment shall be deemed to be a “Loan Document” for all purposes of the Guarantee and Collateral Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FOUR - Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy and other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION FIVE - Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

U.S. BORROWER: MAUSER US CORPORATE, LLC

By:	/s/ Sang-Ki Brands
Name: Sang-Ki Brands
Title: Managing Director

By:	/s/ Yasemin Demirtas
Name: Yasemin Demirtas
Title: Managing Director

GUARANTORS: MAUSER PRIMARY HOLDING, LLC

By:	/s/ Sang-Ki Brands
Name: Sang-Ki Brands
Title: Managing Director

By:	/s/ Yasemin Demirtas
Name: Yasemin Demirtas
Title: Managing Director

MAUSER US INTERMEDIATE HOLDING, B.V.

By:	/s/ Sang-Ki Brands
Name: Sang-Ki Brands
Title: Managing Director

By:	/s/ Yasemin Demirtas
Name: Yasemin Demirtas
Title: Managing Director

MAUSER - SIGNATURE PAGE TO AMENDMENT TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

AMERICAN CONTAINER NET, LLC

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

MAUSER USA, LLC

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

NATIONAL CONTAINER GROUP, LLC

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

NATIONAL CONTAINER MANUFACTURING COMPANY

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

MAUSER - SIGNATURE PAGE TO AMENDMENT TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent and Administrative Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

MAUSER - SIGNATURE PAGE TO AMENDMENT TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT